Morgan Stanley Variable Investment Series - Income
Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 EDP Finance BV 5.250% due
1/14/2021
Purchase/Trade Date:	  1/7/2014
Offering Price of Shares: $99.365
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.21
Brokers: Morgan Stanley, RBS, Societe Generale
Corporate & Investment Banking, UBS Investment Bank,
Espirito Santo Investment Bank
Purchased from: UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Hewlett-Packard Co. 2.750% due
1/14/2019
Purchase/Trade Date:	  1/9/2014
Offering Price of Shares: $99.954
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.13
Brokers:  BofA Merrill Lynch, BNP PARIBAS, RBS,
Wells Fargo Securities, ANZ Securities, Barclays Capital,
BNY Mellon Capital Markets, LLC, Credit Suisse,
Deutsche Bank Securities, HSBC, JP Morgan, Citigroup,
Morgan Stanley, RBC Capital Markets, Santander,
SOCIETE GENERALE, Standard Chartered Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Chrysler Group LLC 8.000% due
6/15/2019
Purchase/Trade Date:	  2/4/2014
Offering Price of Shares: $108.250
Total Amount of Offering: $1,375,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.30
Brokers:  BofA Merrill Lynch, JP Morgan, Goldman,
Sachs & Co., UBS Investment Bank, Banca IMI, BB
Securities, RBS, Barclays, Credit Suisse, Deutsche Bank
Securities, Citigroup, Morgan Stanley, RBC Capital
Markets, SOCIETE GENERALE, Drexel Hamilton,
Lebenthal Capital Markets, Loop Capital Markets,
Ramirez & Co., Inc., The Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Novartis Capital Corp. 3.400% due
5/6/2024
Purchase/Trade Date:	  2/18/2014
Offering Price of Shares: $99.287
Total Amount of Offering: $2,150,000,000
Amount Purchased by Fund: $770,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Fund's Total Assets: 0.49
Brokers:  BofA Merrill Lynch, JP Morgan, Goldman,
Sachs & Co., Barclays, Credit Suisse, Deutsche Bank
Securities, Citigroup, Morgan Stanley, BNP PARIBAS,
HSBC, RBS, UBS Investment Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Medtronic Inc. 3.625% due
3/15/2024
Purchase/Trade Date:	  2/20/2014
Offering Price of Shares: $99.806
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $760,000
Percentage of Offering Purchased by Fund: 0.089
Percentage of Fund's Total Assets: 0.49
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Barclays, RBS, Morgan Stanley, UBS Investment Bank,
Mizuho Securities, US Bancorp, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Cisco Systems Inc. 2.900% due
3/4/2021
Purchase/Trade Date:	  2/24/2014
Offering Price of Shares: $99.818
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.07
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Barclays, RBS, Morgan Stanley, Wells Fargo Securities,
Deutsche Bank, JP Morgan, Citigroup, HSBC, BB&T
Capital Markets, BNP PARIBAS, Credit Suisse
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Gilead Sciences Inc. 3.700% due
4/1/2024
Purchase/Trade Date:	  3/4/2014
Offering Price of Shares: $99.839
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $630,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Fund's Total Assets: 0.41
Brokers:  BofA Merrill Lynch, JP Morgan, Goldman,
Sachs & Co., Wells Fargo Securities, Barclays, Morgan
Stanley, HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, RBC Capital Markets, SMBC Nikko, US
Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Grifols Worldwide Operations
LIM 5.250% due 4/1/2022
Purchase/Trade Date:	  3/5/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.15
Brokers:  Nomura, Morgan Stanley, BBVA, Deutsche
Bank Securities, HSBC
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  General Electric Co. 4.500% due
3/11/2044
Purchase/Trade Date:	  3/6/2014
Offering Price of Shares: $99.089
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $220,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.14
Brokers:  Barclays, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets,
Citigroup, JP Morgan, Goldman, Sachs & Co., Morgan
Stanley, Banca IMI, Blaylock Beal Van, LLC, BNP
PARIBAS, CastleOak Securities, L.P., HSBC, ING,
Lebenthal Capital Markets, Loop Capital Markets,
Mischler Financial Group, Inc., Mitsubishi UFJ
Securities, Mizuho Securities, RBS, Ramirez & Co., Inc.,
Santander, SMBC Nikko, The Williams Capital Group,
L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Omega Healthcare Investors Inc.
4.950% due 4/1/2024
Purchase/Trade Date:	  3/6/2014
Offering Price of Shares: $98.580
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.094
Percentage of Fund's Total Assets: 0.24
Brokers:  BofA Merrill Lynch, JP Morgan, Credit
Agricole CIB, Morgan Stanley, RBC Capital Markets,
RBS, SunTrust Robinson Humphrey, BB&T Capital
Markets, SMBC Nikko, Stifel, UBS Investment Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Abbey National Treasury Services
4.000% due 3/13/2024
Purchase/Trade Date:	  3/10/2014
Offering Price of Shares: $99.332
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.19
Brokers:  Barclays, Citigroup, Morgan Stanley, RBS,
Santander
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Enlink Midstream Partners LP
2.700% due 4/1/2019
Purchase/Trade Date:	  3/12/2014
Offering Price of Shares: $99.850
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.163
Percentage of Fund's Total Assets: 0.42
Brokers:  BofA Merrill Lynch, RBC Capital Markets,
Citigroup, JP Morgan, BBVA, BMO Capital Markets,
Comerica Securities, Mitsubishi UFJ Securities, RBS, US
Bancorp, Wells Fargo Securities, Barclays, Morgan
Stanley, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., PNC Capital Markets LLC, UBS
Investment Bank, Credit Agricole CIB, Regions
Securities LLC, Fifth Third Securities, Scotiabank,
Huntington Investment Company, SMBC Nikko,
Raymond James, SunTrust Robinson Humphrey
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  United Rentals (North America)
Inc. 5.750% due 11/15/2024
Purchase/Trade Date:	  3/12/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.24
Brokers:  BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities, Citigroup, Barclays, Credit Suisse,
Deutsche Bank Securities, Scotiabank, HSBC, Mitsubishi
UFJ Securities, JP Morgan
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  CEVA Group PLC 7.000% due
3/1/2021
Purchase/Trade Date:	  3/13/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.08
Brokers:  Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs &Co., Morgan Stanley, UBS Investment
Bank, Apollo Global Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Alfa SAB De CV 5.250% due
3/25/2024
Purchase/Trade Date:	  3/20/2014
Offering Price of Shares: $99.777
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.13
Brokers:  Credit Suisse, Goldman, Sachs &Co., Morgan
Stanley, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Union Pacific Railroad Co.
3.227% due 5/14/2026
Purchase/Trade Date:	  5/6/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $500,288,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.110
Percentage of Fund's Total Assets: 0.37
Brokers:  Credit Suisse, Morgan Stanley, SunTrust
Robinson Humphrey, Wells Fargo Securities, BNY
Mellon Capital Markets, LLC, Mizuho Securities
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Aercap Ireland Capital Ltd.
3.750% due 5/15/2019
Purchase/Trade Date:	  5/8/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $420,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.28
Brokers:  UBS Investment Bank, Citigroup, Barclays,
BofA Merrill Lynch, Credit Agricole CIB, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co., JP
Morgan, Morgan Stanley, RBC Capital Markets, RBS,
Guggenheim Securities, KKR
Purchased from: UBS SW
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  ACE INA Holdings Inc. 3.350%
due 5/15/2024
Purchase/Trade Date:	  5/21/2014
Offering Price of Shares: $99.850
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Fund's Total Assets: 0.32
Brokers: ANZ Securities, Mitsubishi UFJ Securities,
Wells Fargo Securities, HSBC, ING, Lloyds Securities,
BNY Mellon Capital Markets, LLC, Standard Chartered
Bank, Citigroup, Barclays, BofA Merrill Lynch,
Deutsche Bank Securities, Goldman, Sachs & Co., JP
Morgan, Morgan Stanley, RBC Capital Markets, RBS
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Baidu Inc. 2.750% due 6/9/2019
Purchase/Trade Date:	  6/4/2014
Offering Price of Shares: $99.320
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.13
Brokers: Goldman Sachs (Asia) LLC, JP Morgan,
Morgan Stanley, Bank of China, Deutsche Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Societe Generale Paris 6.000% due
12/31/2049
Purchase/Trade Date:	  6/19/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.13
Brokers: Citigroup, Deutsche Bank Securities, Morgan
Stanley, Societe Generale, UBS Investment Bank
Purchased from: Societe Generale
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Goldcorp Inc. 5.450% due
6/9/2044
Purchase/Trade Date:	  6/4/2014
Offering Price of Shares: $99.517
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.12
Brokers: HSBC, Morgan Stanley, CIBC, Scotiabank,
RBC Capital Markets, Credit Suisse, Mitsubishi UFJ
Securities, RBS, SMBC Nikko
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Johnson Controls Inc. 3.625% due
7/2/2024
Purchase/Trade Date:	 6/10/2014
Offering Price of Shares: $99.948
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Barclays, Citigroup, Wells Fargo Securities, ING, JP
Morgan, Mitsubishi UFJ Securities, TD Securities, US
Bancorp, Banca IMI, COMMERZBANK, Credit
Agricole CIB, Danske Markets Inc., Morgan Stanley,
RBS, Standard Chartered Bank, UniCredit Capital
Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Johnson Controls Inc. 4.950% due
7/2/2064
Purchase/Trade Date:	 6/10/2014
Offering Price of Shares: $99.794
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Barclays, Citigroup, Wells Fargo Securities, ING, JP
Morgan, Mitsubishi UFJ Securities, TD Securities, US
Bancorp, Banca IMI, COMMERZBANK, Credit
Agricole CIB, Danske Markets Inc., Morgan Stanley,
RBS, Standard Chartered Bank, UniCredit Capital
Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Credit Suisse Group AG 6.250%
due 12/31/2049
Purchase/Trade Date:	 6/11/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.13
Brokers: Credit Suisse, Banca IMI, BBVA, Credit
Agricole CIB, HSBC, ING, RBC Capital Markets,
Santander, UniCredit Bank, Wells Fargo Securities,
ANZ, Barclays, BB Securities, BMO Capital Markets,
BNP PARIBAS, BNY Mellon Capital Markets, LLC,
Bradesco BBI, Capital One Securities, Citigroup,
COMMERZBANK, Commonwealth Bank of Australia,
Danske Bank, DBS Bank Ltd., Espirito Santo Investment
Bank, Fifth Third Securities, Lloyds Bank, Millennium bcp, Morgan Stanley, nabSecurities, LLC, Natixis,
Rabobank International, SEB, Standard Chartered Bank,
SunTrust Robinson Humphrey, Swedbank AB, TD
Securities, United Overseas Bank Limited, US Bancorp
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Oracle Corporation 4.500% due
7/8/2044
Purchase/Trade Date:	 6/30/2014
Offering Price of Shares: $99.951
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.40
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, BNP PARIBAS, Citigroup, Deutsche Bank
Securities, RBS, Barclays, Credit Suisse, HSBC, Mizuho
Securities, Morgan Stanley, RBC Capital Markets,
Mitsubishi UFJ Securities, Santander, Standard Chartered
Bank, SunTrust Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.